                                                          Exhibit 10.8

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

            WARRANT TO PURCHASE SERIES E CONVERTIBLE PREFERRED STOCK

                                       OF

                           CIPHERGEN BIOSYSTEMS, INC.

                          VOID AFTER FEBRUARY 28, 2005


         This certifies that, for value received, SG Cowen Securities Corporation or its permitted registered assigns ("REGISTERED HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time before 5:00 p.m. Pacific Time on February 28, 2005, unless terminated earlier under Section 11 hereof (the "EXPIRATION DATE") to purchase from Ciphergen Biosystems, Inc., a California corporation (the "COMPANY"), up to One Hundred Forty Six Thousand Six Hundred Thirty Five (146,635) shares of the Company's Series E Convertible Preferred Stock, no par value per share (the "WARRANT STOCK"), as constituted on March 8, 2000 (the "ISSUE DATE"), at the price of Two Dollars Seventy Five cents ($2.75) per share (the "PURCHASE PRICE") upon surrender of this Warrant at the principal office of the Company, together with a duly executed subscription in the form attached hereto as EXHIBIT 1 and simultaneous payment of the full Purchase Price therefor in lawful money of the United States as provided herein. The Purchase Price and the number and character of shares of Warrant Stock purchasable hereunder are subject to adjustment as provided herein. Unless the context otherwise requires, the term "Warrant Stock" shall mean and include the stock and other securities and property at any time receivable or issuable upon exercise of this Warrant. The term "Warrant" as used herein, shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

         1.       EXERCISE.

                  1.1 METHOD OF EXERCISE. Subject to the terms and conditions of this Warrant, the Registered Holder may exercise this Warrant in whole or in part, at any time or from time to time, on any business day prior to the Expiration Date by surrendering this Warrant at the principal executive office of the Company, together with the subscription form attached hereto duly executed by the Registered Holder and payment in full of the Purchase Price or adjusted Purchase Price therefor, if applicable (as determined in accordance with the terms hereof) for the number of shares of Warrant Stock to be purchased upon such exercise of this Warrant.

                  1.2 FORM OF PAYMENT. Payment may be made by (i) a check payable to the Company's order, (ii) wire transfer of funds to the Company, (iii) cancellation of indebtedness of the Company to the Holder, or
(iv) any combination of the foregoing.

                  1.3 PARTIAL EXERCISE. Upon a partial exercise of this Warrant: (i) the Purchase Amount immediately prior to such exercise shall be reduced by the aggregate amount paid to the Company upon such exercise of this Warrant, and (ii) this Warrant shall be surrendered by the Registered Holder and replaced with a new Warrant of like tenor for purchase of the number of remaining shares of Warrant Stock not previously purchased shall be issued by the Company to the Registered Holder.

                  1.4 NO FRACTIONAL SHARES. No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of any such fractional share, calculated on the basis of the Warrant Price.

                  1.5 RESTRICTIONS ON EXERCISE. This Warrant may not be exercised if the issuance of the Warrant Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Warrant, the Registered Holder shall execute the subscription form attached hereto.

                  1.6 NET EXERCISE ELECTION. The Registered Holder may elect to convert all or a portion of this Warrant, without the payment by the Registered Holder of any additional consideration, by the surrender of this Warrant or such portion to the Company, with the net exercise election selected in the subscription form attached hereto duly executed by the Holder, into up to the number of shares of Warrant Stock that is obtained under the following formula:

                               X = Y (A-B)
                                   -------
                                       A
where X = the number of shares of Warrant Stock to be issued to the Registered Holder pursuant to this Section 1.6.

                  Y = the Maximum Purchase Amount divided by the Warrant
                  Price.

                  A = the fair market value of one share of Warrant Stock, as determined in good faith by the Company's Board of Directors, as at the time the net exercise election is made pursuant to this Section 1.6.

                  B = the Warrant Price.

                  The Company will promptly respond in writing to an inquiry by the Registered Holder as to the then current fair market value of one share of Warrant Stock.

         2. VALID ISSUANCE. All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock, or any Common Stock or other securities issuable upon conversion of such Warrant Stock ("CONVERSION STOCK"), in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's satisfaction that no tax or other charge is due.

         3. TRANSFER AND EXCHANGE. This Warrant and the rights hereunder may not be transferred in whole or in part without the Company's prior written consent and may not be transferred unless such transfer complies with all applicable securities laws and the provisions of Section
10. If a transfer of all or part of this Warrant is permitted by the preceding sentence, then this Warrant and all rights hereunder may be transferred, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Warrant Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; PROVIDED, HOWEVER that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner of this Warrant for all purposes.

         4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number and character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Purchase Price therefor, are subject to adjustment upon occurrence of the following events:

                  4.1 ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. The Purchase Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise of this Warrant shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of Warrant Stock.

                  4.2 ADJUSTMENT FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Stock payable in securities of the Company then, and in each such case, the Registered Holder of this Warrant, on exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, the securities of the Company to which such Registered Holder would have been entitled upon such date if such Registered Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

                   4.3 ADJUSTMENT FOR CAPITAL REORGANIZATION, CONSOLIDATION, MERGER.

                             (a) Subject to Section 5.4, if any capital
reorganization of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of Warrant Stock will be entitled to receive stock, securities or assets with respect to or in exchange for their Warrant Stock, and in each such case, the Registered Holder of this Warrant, upon the exercise of this Warrant (as provided in Section 1), at any time after the consummation of such capital reorganization, consolidation, merger, or sale, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 6; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

                             (b) In lieu of receiving the stock, securities
or assets as referred to in Section 4.3(a), the Holder of this Warrant shall be entitled, at its option, to receive a warrant substantially similar to this Warrant to be issued by the person acquiring the stock or assets of the Company.

                  4.4 CONVERSION OF WARRANT STOCK. If all the outstanding shares of the Series E Convertible Preferred Stock of the Company are converted into Common Stock pursuant to the Company's Articles of Incorporation or otherwise, or such Series E Convertible Preferred Stock otherwise ceases to exist, then, from and after the date on which such Series E Convertible Preferred Stock is so converted or ceases to exist (the "CONVERSION DATE"): (i) this Warrant will be exercisable for Common Stock of the Company and the term "Warrant Stock" (wherever used in this Warrant) will thereafter mean the Company's Common Stock; and (ii) the Purchase Price will be the price obtained by dividing (a) the Purchase Price in effect immediately prior to the Conversion Date by (b) the number of shares of Common Stock (including fractional shares) into which each share of Series E Convertible Preferred Stock was convertible immediately prior to the Conversion Date (subject to subsequent adjustment as provided herein).

         5. NO IMPAIRMENT. Subject to the provisions of Section 4, the Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, subject to the provisions of Section 4, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon the exercise of this Warrant.

         6. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in either the Purchase Price or in the number of shares of Warrant Stock, or other stock, securities or property receivable on the exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company will forthwith mail a copy of each such certificate to the Registered Holder of this Warrant.

         7.        NOTICES OF RECORD DATE. In case:

                   (a) the Company shall take a record of the holders of its Warrant Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any stock dividend; or

                   (b) of any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

                   (c) of any voluntary dissolution, liquidation or winding-up of the Company; or

                   (d) of any redemption or conversion into Common Stock of all outstanding Warrant Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, and stating the amount and character of such dividend, or (ii) the date on which such consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock or Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Warrant Stock or Common Stock (or such other stock or securities) for securities or other property deliverable upon such consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

         8. LOSS OR MUTILATION. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of a written indemnity agreement reasonably satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

         9.        RESERVATION OF WARRANT STOCK. Subject to the provisions of
Section 5.4, the Company shall at all times reserve and keep available for issue upon the exercise of this Warrant such number of its authorized but unissued shares of Warrant Stock (and Common Stock if the Warrant Stock is not Common Stock) as will be sufficient to permit the exercise in full of this Warrant and the conversion of all shares of Warrant Stock issuable hereunder into Common Stock (if the Warrant Stock is then convertible into Common Stock).

         10. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. This Warrant does not by itself entitle the Registered Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by Registered Holder to purchase Warrant Stock by exercise of this Warrant, no pro- visions of this Warrant, and no enumeration herein of the rights or privileges of the Registered Holder shall cause such Registered Holder to be a shareholder of the Company for any purpose.

         11. REPRESENTATIONS OF THE REGISTERED HOLDER. Because of the exemptions from the registration and qualification requirements of the 1933 Act, and the California Corporation Securities Law of 1968, as amended or such other applicable states' securities laws (the "LAW") relied upon by the Company in issuing this Warrant and Warrant Stock to the Registered Holder, the Registered Holder hereby represents and warrants to the Company that it:

                   11.1 By reason of its business or financial experience, is able to evaluate the merits and risks of the investment in the Warrant and Warrant Stock, and that it has the capacity to protect its own interests with respect to this investment;

                   11.2 Is aware that the Warrant and Warrant Stock are highly speculative and that there can be no assurance that it will receive any return on this investment, and further, that it has the financial ability to bear the economic risk of the investment and has no need for liquidity with respect to the investment in the Warrant and Warrant Stock;

                  11.3 Is aware of the Company's business affairs and financial condition and: (a) has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrant and Warrant Stock; (b) has been given the opportunity to ask questions of and receive answers from the Company with respect to its business and financial condition and with respect to the terms and conditions of this investment; (c) has had the opportunity to obtain any additional information necessary to verify any information received from the Company;

                  11.4 Is purchasing the Warrant and Warrant Stock for investment for its own account only, not as nominee or agent, and not with a view to, or for resale in connection with, any "distribution" of all or any part of such securities within the meaning of the 1933 Act;

                  11.5 Understands that the Warrant and Warrant Stock have not been registered under the 1933 Act by reason of a specific exemption therefrom, which exemption may depend upon, among other things, the truth of its representations as expressed in this Warrant;

                  11.6 Understands that: (a) the Warrant and Warrant Stock are characterized as "restricted securities" under the federal securities laws since the sale of the Warrant and Warrant Stock has not been registered under the 1933 Act; (b) the Warrant and Warrant Stock may be resold without registration under the 1933 Act only in certain limited circumstances; (c) the Registered Holder may be required to hold the Warrant and Warrant Stock indefinitely unless such securities are subsequently registered under the 1933 Act or an exemption from such registration is available; and (d) the Company is not obligated to register such securities under the 1933 Act or assist the Registered Holder in qualifying for any exemption from registration under the 1933 Act;

                  11.7 Is aware of Rule 144 promulgated under the 1933 Act, which rule provides, in substance, that (a) after one (1) year from the date the securities have been purchased and fully paid for, a purchaser may publicly transfer restricted securities provided certain conditions are met, e.g., certain public information is available about the Company, and specific limitations on the amount of shares which can be sold within certain periods and the manner in which such shares must be sold are complied with, and (b) after two (2) years from the date the securities have been purchased and fully paid for, purchasers who are not "affiliates" of the Company may sell restricted securities without satisfying such conditions;

                  11.8 Further understands that if the requirements of Rule 144 are not met, registration under the 1933 Act, compliance with Regulation A, or some other registration exemption will be required for any disposition of the Warrant or Warrant Stock; and that, although Rule 144 is not exclusive, the SEC has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk;

                  11.9 Agrees that the Company may place the legends set forth below or similar legends on any stock certificate(s) evidencing the Warrant Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Registered Holder and the Company or any agreement between the Registered Holder and any third party:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTIONS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STAND-OFF RESTRICTION AS SET FORTH IN A CERTAIN WARRANT AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTIONS SHALL BE BINDING ON TRANSFEREES OF THESE SHARES.

         Registered Holder agrees that, in order to ensure compliance with the restrictions imposed by this Warrant, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         12. "MARKET STAND-OFF" AGREEMENT. Registered Holder agrees in connection with any registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Registered Holder will not sell or otherwise dispose of any shares of the Warrant Stock without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally. Registered Holder further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

         13. FINANCIAL INFORMATION. The Company shall provide the Registered Holder with quarterly financial statements so long as the Company is profitable.

         14. NOTICES. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder who shall have furnished an address to the Company in writing.

         15. CHANGE; WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         16. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

         17. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the internal laws of the State of California, excluding that body of law applicable to conflicts of law.

         18. TERMS BINDING. By acceptance of this Warrant, the Registered Holder of this Warrant (and each subsequent assignee, transferee or Registered Holder of this Warrant) accepts and agrees to be bound by all the terms and conditions of this Warrant.

Dated: March 8, 2000


                         ACKNOWLEDGED AND ACCEPTED BY:

CIPHERGEN BIOSYSTEMS, INC.                  REGISTERED HOLDER:


By:                                         By:
   ------------------------------              -------------------------------

Name:                                       Name:
     ----------------------------                -----------------------------

Title:                                      Title:
     ----------------------------                -----------------------------

                                                                     EXHIBIT 1

                              FORM OF SUBSCRIPTION

                   (To be signed only upon exercise of Warrant)



To:      Ciphergen Biosystems, Inc.
         490 San Antonio Road
         Palo Alto, CA 94306

         (1) The undersigned Holder hereby elects to purchase ________________ shares of Series E Convertible Preferred Stock of _______________ (the "WARRANT STOCK"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         [(1) NET EXERCISE ELECTION. THE UNDERSIGNED HOLDER ELECTS TO CONVERT THE WARRANT INTO SHARES OF WARRANT STOCK BY NET EXERCISE ELECTION PURSUANT TO
SECTION 1.6 OF THE WARRANT. THIS CONVERSION IS EXERCISED WITH RESPECT TO __________ SHARES OF SERIES E CONVERTIBLE PREFERRED STOCK OF _______________ (THE "WARRANT STOCK") COVERED BY THE WARRANT.]

                  [STRIKE PARAGRAPH ABOVE THAT DOES NOT APPLY]

         (2) In exercising the Warrant, the undersigned Holder hereby confirms and acknowledges that the representations and warranties set forth in Section 12 of the Warrant as they apply to the undersigned Holder continue to be true and correct as of this date.

         (3) Please issue a certificate or certificates representing such shares of Warrant Stock in the name or names specified below:

--------------------------------            ----------------------------------
(Name)                                      (Name)

--------------------------------            ----------------------------------
(Address)                                   (Address)

--------------------------------            ----------------------------------
(City, State, Zip Code)                     (City, State, Zip Code)

--------------------------------            ----------------------------------
(Federal Tax Identification Number)         (Federal Tax Identification Number)

--------------------------------            ----------------------------------
(Date)                                      (Signature of Holder)

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED the undersigned Registered Holder of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Series E Convertible Preferred Stock set forth below:

   NAME OF ASSIGNEE               ADDRESS                  NO. OF SHARES
----------------------         -------------            -------------------




and does hereby irrevocably constitute and appoint ________________ Attorney to make such transfer on the books of ___________________, maintained for the purpose, with full power of substitution in the premises.

Dated:  _____________________               [Registered Holder]


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------